Rule 497(e)
                                                        Registration No. 33-8982

                             The Victory Portfolios
                  Ohio Municipal Money Market Fund (the "Fund")
                        Supplement Dated October 16, 1996
                     to the Prospectus Dated January 1, 1996
               as Supplemented July 3, 1996 and September 24, 1996

This supplement replaces the supplement dated September 24, 1996 in its entirety. Effective immediately, the following information should be added after the second paragraph on page one of the Prospectus:

"The majority of the securities purchased by the Fund are concentrated in securities issued by the State of Ohio and its municipalities; therefore, investment in the Fund may be riskier than an investment in other types of money market funds."


The  following  information  replaces  the  last  paragraph  on  page  8 of  the
Prospectus:

"With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuers (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of any one issuer;" or


The following information should be added under the heading "Investment Risks":

"A substantial portion of the portfolio securities held by the Fund is supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price."


The following paragraph should be added under the heading "Fund Organization and Fees" and the sub-heading, "Administrator and Distributor" of the Prospectus:

"The Distributor, at its own expense, may provide cash compensation to financial institutions and dealers in connection with sales of shares of the Fund and shareholder servicing. This compensation is not paid for by the Fund or its shareholders."

Please insert this Supplement in the front of your prospectus. Investors wishing to obtain more information should call the Fund's Transfer Agent without charge at 800-KEY-FUND.

V-OMMM-SUPP